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                                                                     EXHIBIT 4.8

                            SECOND PRIORITY SECURITY AGREEMENT dated as of May
                    30, 2003, among PLIANT CORPORATION, a Utah corporation (the "Issuer"), each subsidiary of the Issuer listed on Schedule I hereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Issuer are referred to collectively herein as the "Grantors") and WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Wilmington Trust"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                                   WITNESSETH:

                WHEREAS, pursuant to the terms, conditions and provisions of (a) the Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, the Guarantors and Wilmington Trust, as trustee (the "Trustee"), and (b) the Purchase Agreement dated as of May 22, 2003, among the Issuer, the Guarantors and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (the "Initial Purchasers"), the Issuer is issuing $250,000,000 aggregate principal amount of 11 1/8% Senior Secured Notes due 2009 and may issue, from time to time, additional notes in accordance with the provisions of the Indenture (collectively, the "Notes"), which will be guaranteed on a senior secured basis by each of the Guarantors;

                WHEREAS, pursuant to the Security Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time), among the Issuer, each of the subsidiaries of the Issuer party thereto or which becomes a party thereto pursuant to the Credit Agreement referred to below (together with the Issuer, each a "Credit Agreement Grantor" and, collectively, the "Credit Agreement Grantors") and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as collateral agent, the Credit Agreement Grantors have granted to the Credit Agent (as defined below) a first-priority lien and security interest in the Collateral (as defined below) in connection with the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Issuer, Aspen Industrial, S.A. de C.V., a Mexico corporation (the "Mexico Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent (in such capacity, together with any successor Credit Agent as provided and defined in the Intercreditor Agreement, the "Credit Agent") for the Lenders and JPMorgan Chase Bank, as syndication agent;

                WHEREAS, the Issuer, the Collateral Agent and the Credit Agent have entered into an Intercreditor Agreement, dated as of the date hereof (the "Intercreditor

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                                                                               2

Agreement"), pursuant to which the lien upon and security interest in the Collateral granted by this Agreement are and shall be subordinated in all respects to the lien upon and security interest in the Collateral granted pursuant to, and subject to the terms and conditions of, the Senior Lender Documents (as defined in Article I hereof);

                WHEREAS, each Grantor is executing and delivering this Agreement pursuant to the terms of the Indenture to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes; and

                WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

                NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, each Grantor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                Section 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

                Section 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

                "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts, (g) Investment Property and (h) Proceeds; provided, however, that Collateral shall not include with respect to any Grantor, any item of property to the extent the grant by such

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                                                                               3

Grantor of a security interest pursuant to this Agreement in such Grantor's right, title and interest in such item of property is prohibited by an applicable contractual obligation (including but not limited to a Capitalized Lease Obligation) or requirement of law or would give any other Person the right to terminate its obligations with respect to such item of property and provided, further, that the limitation in the foregoing proviso shall not affect, limit, restrict or impair the grant by any Grantor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any Account, contract, agreement or General Intangible.

                "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

                "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

                "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

                "Credit Agreement" shall have the meaning assigned to such term in the recitals of this Agreement.

                "Discharge of Senior Lender Claims" shall have the meaning assigned to such term in the Intercreditor Agreement.

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                                                                               4

                "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                "Entitlement Holder" shall mean a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

                "Equipment" shall mean all equipment, furniture and furnishings, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

                "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

                "First-Lien Termination Date" shall mean, subject to Section 5.6 of the Intercreditor Agreement, the date on which the Discharge of Senior Lender Claims occurs.

                "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements but excluding contract rights in contracts which prohibit assignment or the granting of a security interest), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

                "Hedging Agreement" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                "Indenture Documents" shall mean the Indenture, the Notes, this Agreement, the other Security Documents and the Intercreditor Agreement, as such agreements may be amended, supplemented or otherwise modified from time to time.

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                                                                               5

                "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

                "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

                "License" shall mean any Patent License, Trademark License, Copyright License or other franchise agreement, license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those agreements in existence on the date hereof and listed on Schedule III and those agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

                "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                "Mortgages" shall mean the mortgages dated as of May 30, 2003 and those entered into hereafter, in each case between the record owner of each Mortgaged Property (as defined in the applicable Mortgage) and the Trustee.

                "Obligations" shall mean all obligations of the Issuer and the Guarantors under the Indenture, the Notes and the other Indenture Documents, including obligations to the Trustee and the Collateral Agent, whether for payment of principal of, interest on or additional interest, if any, on the Notes and all other monetary obligations of the Issuer and the Guarantors under the Indenture, the Notes and the other Indenture Documents, whether for fees, expenses, indemnification or otherwise.

                "Officer" shall mean the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Issuer. "Officer" of a Grantor has a correlative meaning.

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                                                                               6

                "Other Second-Lien Obligations" shall have the meaning assigned to such term in the Indenture.

                "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on
Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a financial officer of the Issuer.

                "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                "Secured Parties" shall mean the Trustee, the Collateral Agent, each Holder and the successors and assigns of each of the foregoing.

                "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose

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                                                                               7

by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.

                "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

                "Security Documents" shall mean this Agreement, the Second Priority Pledge Agreement, the Mortgages and any other document or instrument pursuant to which a Lien is granted by the Company or any Note Guarantor to secure any Obligations or under which rights or remedies with respect to such Lien are governed, as such agreements may be amended, modified or supplemented from time to time.

                "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

                "Security Interest" shall have the meaning assigned to such term in Section 2.01.

                "Security Intermediary" shall mean (a) a clearing corporation or
(b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

                "Senior Lender Claims" shall have the meaning assigned to such term in the Intercreditor Agreement.

                "Senior Lender Documents" shall have the meaning assigned to such term in the Intercreditor Agreement.

                "TIA" shall mean the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) as in effect on the date hereof.

                "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith,

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                                                                               8

including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                SECTION 1.01. Rules of Interpretation. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) "or" is not exclusive; (d) "including" means including without limitation; and (e) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II.

                                SECURITY INTEREST

                Section 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (but, prior to the occurrence of any Event of Default or Default, the Collateral Agent shall provide notice of such filing to such Grantor), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                Section 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

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                                                                               9

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                Section 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained or the failure of which to obtain could not reasonably be expected to have a material adverse effect on (a) the condition (financial or otherwise), results of operations, business or prospects of the Issuer and its subsidiaries taken as a whole, (b) the ability of the Issuer and the Guarantors to perform any material obligations under any Security Document, or (c) the rights of or benefits available to the Secured Parties under any Security Document (each, a "Material Adverse Effect").

                Section 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed UCC financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings, recordings and registrations required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, United States Trademarks and United States Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected second-priority security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements and such filings, recordings and registrations as may be necessary to perfect the Security Interest as a result of any event described in Section 5.03 of the Credit Agreement.

                (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office

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                                                                              10

and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected second-priority security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                Section 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the UCC or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected in the United States Patent and Trademark Office and the United States Copyright Office upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C.
Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be a second-priority Security Interest, prior to any other Lien on any of the Collateral, other than
(x) Liens securing Senior Lender Claims or (y) any other Permitted Liens.

                Section 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral in the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each case, for Permitted Liens.

                                   ARTICLE IV.

                                    COVENANTS

                Section 4.01. Records. Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by

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                                                                              11

it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

                Section 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

                Section 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Credit Agent (or, if the First-Lien Termination Date has already occurred, the Collateral Agent) pursuant to the terms of the Pledge Agreement (as defined in the Credit Agreement) (or, if the First-Lien Termination Date has occurred, the Second Priority Pledge Agreement).

                Without limiting the generality of the foregoing, each Grantor hereby authorizes the Credit Agent (or, if the First-Lien Termination Date has already occurred, the Collateral Agent), with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any registered asset or item that may constitute Copyrights, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Credit Agent (or, if the First-Lien Termination Date has already occurred, the Collateral Agent) of the specific identification of such Collateral, to advise the Credit Agent (or, if the First-Lien Termination Date has already occurred, the Collateral Agent) in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Credit Agent (or, if the First-Lien Termination Date has already occurred, the Collateral Agent) of the specific identification of such Collateral.

                Section 4.04. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent agrees to maintain the confidentiality of the Information (as defined below) obtained by it from such inspection or verification, except that such Information may be disclosed (a) to its and its Affiliates' investment advisors, directors, officers, employees and agents, including accountants, legal counsel and other advisors (the "Representatives"), (b) to the extent requested or demanded by any governmental authority or any self-regulatory organization (including the National Association of Insurance Commissioners or other similar organization), (c) to the extent required by applicable laws or regulations or by any subpoena, order or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of, or any prospective assignee of, any of its rights or obligations under this agreement, (g) with the consent of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Collateral Agent on a nonconfidential basis from a source other than the Company, any Subsidiary or any of their Representatives that is not known to such Person to be subject to any obligation of confidentiality to the Company or any Subsidiary. For the purposes of this Section, "Information" means all information received from the Company, any Subsidiary or any of their Representatives relating to the Company, the Subsidiaries or their businesses, other than any such information that is available to the Collateral Agent on a nonconfidential basis prior to disclosure by the Company. Notwithstanding the foregoing, the Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party that agrees to be bound by an agreement containing provisions substantially the same as those of this Section; provided, however, that the exercise of such right shall not violate any securities law or regulation.

                Section 4.05. Taxes; Encumbrances. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, at its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this

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                                                                              13

Section 4.05 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents.

                Section 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Credit Agent and the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

                Section 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                Section 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by the Indenture. Unless and (in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement) until the Collateral Agent shall notify the Grantors (which notice may be given by telephone if promptly confirmed in writing) that (i) an Event of Default shall have occurred and be continuing and (ii) during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Indenture or any other Indenture Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time, other than Inventory that is in transit by any means, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and each Grantor shall use its best efforts to obtain a written agreement in form and substance reasonably satisfactory to the Collateral Agent to hold the Inventory subject to the Security Interest and the instructions of the Credit Agent (or, if the First-Lien Termination Date has occurred, the Collateral Agent) and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                Section 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the prior written consent of the Credit Agent (or, if the First-Lien Termination Date has occurred, the Collateral Agent), grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

                Section 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment with financially sound and reputable insurers and against such risks as are customarily insured against by Persons engaged in the same or similar business, and of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Subject to the Intercreditor Agreement, each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. Subject to the Intercreditor Agreement, in the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems reasonably advisable. Subject to the Intercreditor Agreement, all sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                Section 4.11. Legend. Each Grantor shall legend, in form and manner reasonably satisfactory to the Credit Agent (or, if the First-Lien Termination Date has occurred, the Collateral Agent), its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Credit Agent and the Collateral Agent for the benefit of the Secured Parties and each of the Credit Agent and the Collateral Agent has a security interest therein.

                Section 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees, to the extent practicable, that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Collateral Agent, and, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes (and, prior to the occurrence of any Event of Default or Default, such Grantor shall be notified of such filing), all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                (h) Upon and during the continuance of an Event of Default, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Credit Agent and the Collateral Agent or their designees for the benefit of the Secured Parties in accordance with the Intercreditor Agreement.

                Section 4.13. Compliance with the TIA. To the extent applicable, the Issuer will comply with TIA Section 314(b), relating to opinions of counsel regarding the Lien and Security Interest created pursuant to this Agreement and the other Indenture Documents.

                                   ARTICLE V.

                                POWER OF ATTORNEY

                Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though

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                                                                              17

the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or (unless such action is the result of gross negligence or willful misconduct) to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Indenture Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Indenture Document, by law or otherwise.

                Notwithstanding anything in this Article V to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Article V unless it does so in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

                                   ARTICLE VI.

                                    REMEDIES

                Section 6.01. Remedies upon Default. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing or contractual arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                The Collateral Agent shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                Section 6.02. Application of Proceeds. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                FIRST, to the payment of all costs and expenses incurred by the Trustee or the Collateral Agent (in its capacity as such hereunder or under any other Indenture Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Indenture Document or any of the Obligations (or any such costs and expenses incurred by a trustee or a collateral agent in connection with Other Second-Lien Obligations), including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Trustee or Collateral Agent hereunder or under any other Indenture Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document and any other amounts due to the Trustee or the Collateral Agent under
        Section 7.07 of the Indenture;

                SECOND, to the payment in full of the Obligations owed to the Holders and any Other Second-Lien Obligations owed to holders of such Indebtedness (the amounts so applied to be distributed among the Holders and any holders of Other Second-Lien Obligations pro rata in accordance with the amounts of the Obligations owed to the Holders and Other Second-Lien Obligations owed to holders of such Indebtedness on the date of any such distribution); and

                THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. The Collateral Agent may fix a record date and payment date for any payment to Holders pursuant to this Section 6.02. At least 15 days before such record date, the Collateral Agent shall mail to each Holder and the Issuer a notice that states the record date, the payment date and the amount to be paid. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                Section 6.03. Grant of License to Use Intellectual Property. In accordance with, and to the extent consistent with, the Intercreditor Agreement, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to the extent that such license does not violate any then existing licensing arrangements (to the extent that waivers cannot be obtained) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and sufficient rights of quality control in favor of Grantor to avoid the invalidation of the Trademarks subject to the license. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent (if the First-Lien Termination Date has occurred), upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                  ARTICLE VII.

                                  MISCELLANEOUS

                Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Issuer.

                Section 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Indenture Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Indenture Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

                Section 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the purchase and resale of the Notes by the Initial Purchasers, regardless of any investigation made by the Initial Purchasers or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                Section 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Indenture or other Indenture Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

                Section 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                Section 7.06. Collateral Agent's Fees and Expenses; Indemnification. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, (a) each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

                (b) Without limitation of its indemnification obligations under the other Indenture Documents, each Grantor jointly and severally agrees to indemnify the

Collateral Agent, the Trustee, the Holders and each Affiliate of the foregoing persons (each such Person being called an "Indemnitee") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

                (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Indenture Document, the consummation of the transactions contemplated hereby, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any Holder. All amounts due under this Section 7.06 shall be payable on written demand therefor.

                Section 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                Section 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Trustee and the Holders under the other Indenture Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Indenture Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

                (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) in accordance with the Indenture pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to the limitations in the Intercreditor Agreement, or (ii) as otherwise provided in the Intercreditor Agreement.

                Section 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER INDENTURE DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

                Section 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                Section 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                Section 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                Section 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Indenture Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Trustee or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or the other Indenture Documents against any Grantor or its properties in the courts of any jurisdiction.

                (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Indenture Documents in any New York State court or Federal court of the United States of America sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                Section 7.14. Termination and Release. (a) This Agreement and the Security Interest shall terminate at the time provided in Section 10.08 of the Indenture, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of pursuant to a transaction permitted or not prohibited under the Indenture.

                (b) If any of the Collateral shall become subject to the release provisions set forth in Section 10.03 of the Indenture or Section 5.1 of the Intercreditor Agreement, such Collateral shall be automatically released from the Security Interest to the extent provided in Section 10.03 of the Indenture or Section 5.1 of the Intercreditor Agreement, as applicable. The Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and similar documents which the Grantor shall reasonably request to evidence the termination of the Security Interest in such Collateral. To the extent applicable, the Issuer will comply with TIA Section 314(d), relating to the release of property or securities from the Security Interest and to any substitution therefor of any property or securities to be subjected to the Security Interest. Any certificate or opinion required by TIA
Section 314(d) may be made by an Officer of the Issuer except in cases where TIA
Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person will be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

                Section 7.15. Additional Grantors. If, pursuant to Sections 4.11 and 11.07 of the Indenture, the Issuer is required to cause any Subsidiary of the Issuer that is not a Grantor to enter into this Agreement as a Grantor, upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

                Section 7.16. Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

                Section 7.17. Credit Agreement. The Collateral Agent acknowledges and agrees, on behalf of itself and the Holders, that, any provision of this Agreement to the contrary notwithstanding, until the First-Lien Termination Date, the Guarantors shall not be required to act or refrain from acting with respect to any Collateral on which the Credit Agent has a Lien superior in priority to the Collateral Agent's Lien thereon in any manner that would result in a default under the terms and provisions of the Credit Agreement.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Second Priority Security Agreement as of the day and year first above written.

                                             PLIANT CORPORATION,

                                             by
                                                  /s/ Brian E. Johnson
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                             EACH OF THE GUARANTORS
                                             LISTED ON SCHEDULE I HERETO,

                                             by
                                                  /s/ Brian E. Johnson
                                                  ------------------------------
                                                  Name:
                                                  Title: Authorized Officer

                                             WILMINGTON TRUST COMPANY, as
                                             Collateral Agent,

                                             by
                                                  /s/ James D. Nesci
                                                  ------------------------------
                                                  Name:  James D. Nesci
                                                  Title:  Authorized Officer

                                                               Schedule I to the
                                              Second Priority Security Agreement

                                   GUARANTORS

Pliant Solutions Corporation
Pliant Packaging of Canada, LLC
Pliant Corporation International
Pliant Film Products of Mexico, Inc.
Uniplast Holdings Inc.
Uniplast U.S., Inc.
Uniplast Midwest, Inc.
Pierson Industries, Inc.
Turex, Inc.

                                                              Schedule II to the
                                              Second Priority Security Agreement

                                   COPYRIGHTS

Copyright Number                  Owner                  Title/Description
----------------            ------------------           -----------------
TX195582                    Pliant Corporation               Baby Talk

                                                             Schedule III to the
                                              Second Priority Security Agreement

                                    LICENSES

           LICENSOR                          LICENSEE              EXECUTION DATE            TYPE
---------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber           Tycon Proprietary Ltd (now       6/29/1992                 Trademark
Company (now Huntsman            Kohler Packaging Ltd.)
Packaging Corporation
("HPC"))

Rubbermaid Incorporated          Occidental Chemical              7/14/1993                 Trademark
(now Decora, Inc.)               Corporation (Vulcan
                                 Material Plastico)

Saltech Inc.                     Huntsman Film Products           8/25/1993                  Patent
                                 Corporation

Designs by Joan Luntz            Rubbermaid, Inc.                 2/24/1994            Design & Trademark
                                 (now Decora, Inc.)

Dean Garrett                     Huntsman Design Products         1/1/1995                   Patent

Rubbermaid, Inc.                 Sinteticos SA                    4/10/1995                 Trademark
                                 (Colombia)

HPC                              Kohler Packaging Limited         10/30/1995                Trademark

KCL Corporation                  Reynolds Consumer Prods.         1/1/1996                   Patent

Huntsman Film Products           FMC Corporation (now Hudson      3/1/1997                   Patent
Corporation                      Sharp)

           LICENSOR                          LICENSEE              EXECUTION DATE            TYPE
----------------------------------------------------------------------------------------------------------
Dowbrands L.P. and KCL           Dowbrands L.P. and KCL           7/14/1997                  Patent
Corporation                      Corporation

KCL Corporation                  Illinois Tool Works, Inc.        1/3/1998                   Patent

DuPont                           Pierson Industries               1/24/2000                  Patent

Jaguar Packaging, Inc.           Pliant Corporation               11/20/2000          Patent and Trademark

Pliant Corporation               Alliant Company, LLC             10/16/2001                Trademark

Eastman Chemical Company         Eastman Chemical Company              --                    Patent
and Pliant Corporation           and Pliant Corporation

Pliant Corporation               Robbie Manufacturing                  --                    Patent

The Glad Products Company        Pliant Corporation                    --                    Patents

                                                              Schedule IV to the
                                              Second Priority Security Agreement

                                     PATENTS

                                  See attached.

                               PLIANT U.S. PATENTS

         US PATENT NO                       INVENTION TITLE                        OWNER
--------------------------------------------------------------------------------------------------------
Design Pat. No. 402,543         WASTE BAG                                Pliant Solutions Corporation

Design Pat. No. 422,909         SLIDER FOR A RECLOSEABLE THERMOPLASTIC   Pliant Solutions Corporation
                                BAG

4,746,689                       METHOD OF MAKING AN ANTI-FUGATIVE        Pliant Corporation
                                ANTI-FOGGING COMPOUND

4,758,099                       FLEXIBLE CONTAINER HAVING RESEALABLE     Pliant Solutions Corporation
                                CLOSURE

4,767,654                       DETACHABLE COUPON LABEL                  Pliant Solutions Corporation

4,778,634                       PROCESS FOR THE MANUFACTURE OF POROUS    Pliant Corporation
                                FILM

4,787,755                       RECLOSEABLE FLEXIBLE CONTAINER HAVING    Pliant Solutions Corporation
                                FASTENER PROFILES SEALED AT THEIR ENDS
                                TO THE OUTSIDE OF THE BAG

4,832,886                       ABRASION PROCESS FOR THE MANUFACTURE     Pliant Corporation
                                OF MICROPOROUS FILM

4,863,286                       RECLOSEABLE BAG WITH PIVOTABLE           Pliant Solutions Corporation
                                FASTENER PROFILES

4,923,750                       THERMOPLASTIC STRETCH-WRAP MATERIAL      Pliant Corporation

4,927,271                       RECLOSEABLE TAMPER EVIDENT BAG WITH      Pliant Solutions Corporation
                                HOODED CLOSURE

4,941,196                       TAMPER EVIDENT BAG                       Pliant Solutions Corporation

5,059,033                       DETACHABLE HANDLE FOR SHIPPING SACKS     Pliant Solutions Corporation

         US PATENT NO                       INVENTION TITLE                        OWNER
--------------------------------------------------------------------------------------------------------
5,064,893                       FLEXIBLE LABEL FILM FROM POLYETHYLENE    Pliant Corporation
                                AND CALCIUM CARBONATE-POLYMER MIXTURE

5,091,262                       STARCH FILLED COEXTRUDED DEGRADABLE      Pliant Corporation
                                POLYETHYLENE FILM

5,116,677                       THERMOPLASTIC STRETCH-WRAP MATERIAL      Pliant Corporation

5,155,967                       AUTOMATED BAG MANUFACTURING AND          Pliant Solutions Corporation
                                PACKAGING SYSTEM

5,407,277                       TAMPER EVIDENT BAG WITH AUXILIARY BAG    Pliant Solutions Corporation

5,417,035                       APPARATUS AND METHOD FOR MANUFACTURE     Pliant Solutions Corporation
                                OF FLEXIBLE RECLOSEABLE CONTAINERS

5,417,495                       RECLOSEABLE BAG                          Pliant Solutions Corporation

5,441,784                       PAPER BASE WALLCOVERINGS                 Pliant Solutions Corporation

5,459,186                       PEELABLE THERMOPLASTIC FILM              Pliant Corporation

5,495,946                       WICKETLESS SADDLE PACK OF PLASTIC BAGS   Pliant Corporation

5,522,690                       AUTOMATIC WICKETING APPARATUS            Pliant Corporation

5,526,934                       WICKETLESS PLASTIC BAG PACK WITH         Pliant Corporation
                                TAPERED WELD HOLE

5,561,966                       APPARATUS AND METHOD FOR MANUFACTURE     Pliant Solutions Corporation
                                OF FLEXIBLE RECLOSEABLE CONTAINERS

5,664,299                       RECLOSEABLE FASTENER ASSEMBLY            Pliant Solutions Corporation

5,707,472                       COMPOSITE FOR IN-MOLD TRANSFER           Pliant Solutions Corporation
                                PRINTING AND PROCESS FOR IN-MOLD
                                PRINTING OF MOLDED PLASTIC OR RUBBER
                                ARTICLES THEREWITH

5,729,929                       AGRICULTURAL MULCH FILMS AND METHODS     Pliant Corporation
                                FOR THEIR USE

5,736,249                       NON-STICK POLYMER-COATED ARTICLES OF     Pliant Solutions Corporation
                                MANUFACTURE

         US PATENT NO                       INVENTION TITLE                        OWNER
--------------------------------------------------------------------------------------------------------
5,738,478                       AUTOMATIC WICKETING APPARATUS            Pliant Corporation

5,814,402                       PRESSURE SENSITIVE DRY TRANSFER          Pliant Solutions Corporation
                                GRAPHICS ARTICLE AND METHOD OF
                                MANUFACTURE

5,836,056                       RECLOSEABLE FASTENER ASSEMBLY            Pliant Solutions Corporation

5,871,281                       ZIPPER SLIDER PIVOTING WEDGE             Pliant Solutions Corporation

5,910,535                       WATER BASED COATING COMPOSITION HAVING   Pliant Solutions Corporation
                                SACRIFICIAL LAYER FOR STAIN REMOVAL

5,911,553                       AUTOMATIC WICKETING APPARATUS            Pliant Corporation

5,929,005                       GRAFFITI REMOVER WHICH COMPRISES AN      Pliant Solutions Corporation
                                ACTIVE SOLVENT, A SECONDARY SOLVENT,
                                AN EMOLLIENT AND A PARTICULATE FILLER
                                AND METHOD FOR ITS USE

5,935,692                       COMPOSITE FOR IN MOLD TRANSFER           Pliant Solutions Corporation
                                PRINTING

5,941,474                       SYSTEM, APPARATUS AND METHOD FOR         Pliant Corporation
                                UNLOADING AND LOADING WINDER SHAFTS

5,950,285                       ENDSTOP AND DOCKING MEANS FOR            Pliant Solutions Corporation
                                THERMOPLASTIC BAGS

5,956,815                       SLIDER ZIPPER RECLOSEABLE FASTENER       Pliant Solutions Corporation

5,956,924                       METHOD AND APPARATUS FOR PLACING A       Pliant Solutions Corporation
                                PRODUCT IN A FLEXIBLE RECLOSEABLE
                                CONTAINER

5,985,391                       CARRIER RELEASE SHEET FOR MOLDING        Pliant Corporation
                                COMPOUND

6,057,276                       GRAFFITI REMOVER WHICH COMPRISES AN      Pliant Solutions Corporation
                                ACTIVE SOLVENT, A SECONDARY SOLVENT,
                                AN EMOLLIENT AND A PARTICULATE FILLER
                                AND METHOD FOR ITS USE

         US PATENT NO                       INVENTION TITLE                        OWNER
--------------------------------------------------------------------------------------------------------
6,084,020                       NON-STICK POLYMER-COATED ARTICLES OF     Pliant Solutions Corporation
                                MANUFACTURE, AND PROCESS AND COATINGS
                                FOR THE PRODUCTION THEREOF

6,086,995                       SELF-WOUND SELF-ADHESIVE SURFACE         Pliant Solutions Corporation
                                COVERING MATERIAL

6,120,849                       PROCESS FOR PRODUCING COATED ARTICLES    Pliant Solutions Corporation
                                OF MANUFACTURE

6,153,304                       HYDROPHOBIC COATING SYSTEM FOR           Pliant Solutions Corporation
                                APPLICATION TO AN INORGANIC, ORGANIC
                                OR METALLIC SUBSTRATE

6,178,602                       SLIDER ZIPPER RECLOSEABLE FASTENER       Pliant Solutions Corporation

6,209,287                       METHOD AND APPARATUS FOR PLACING A       Pliant Solutions Corporation
                                PRODUCT IN A FLEXIBLE RECLOSEABLE
                                CONTAINER

6,216,423                       METHOD AND APPARATUS FOR PLACING A       Pliant Solutions Corporation
                                PRODUCT IN A FLEXIBLE RECLOSEABLE
                                CONTAINER

6,257,763                       TAMPER EVIDENT ZIPPER SLIDER             Pliant Solutions Corporation

6,273,663                       AUTOMATIC WICKETING APPARATUS            Pliant Corporation

6,312,777                       METHODS AND COMPOSITION FOR MAKING A     Pliant Solutions Corporation
                                PRESSURE SENSITIVE ADHESIVE COATED
                                LAMINATE

6,363,692                       METHOD AND APPARATUS FOR PLACING A       Pliant Corporation
                                PRODUCT IN A FLEXIBLE RECLOSEABLE
                                CONTAINER

6,438,926                       METHOD AND APPARATUS FOR PLACING A       Pliant Corporation
                                PRODUCT IN A FLEXIBLE RECLOSEABLE
                                CONTAINER

6,499,272                       METHOD FOR PLACING A PRODUCT IN A        Pliant Solutions Corporation
                                FLEXIBLE RECLOSEABLE CONTAINER

6,562,425                       CARRIER RELEASE SHEET FOR STYRENE        Pliant Corporation
                                MOLDING PROCESS AND PROCESS AND SYSTEM

                         PLIANT U.S. PATENT APPLICATIONS

 U.S. APPL. SER. NO.                           TITLE                                  OWNER
-------------------------------------------------------------------------------------------------------------
08/865,945              MULTILAYER POLYAMIDE FILM STRUCTURE                     Pliant Corporation

09/406,494              CAREER RELEASE SHEET FOR MOLDING COMPOUND               Pliant Corporation

09/715,874              POLYMER COMPOSITE PACKAGING FILM FOR FRESH MEAT AND     Pliant Corporation
                        VEGETABLE PRODUCE

10/092,381              LOW GAUGE STRETCH WRAP FILM                             Pliant Corporation

10/098,186              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Plaint Solutions Coproration
                        FLEXIBLE RECLOSABLE CONTAINER

10/107,694              EXTENDED LIP WICKET SLIDER DELI BAG                     Pliant Corporation

10/126,051              NONORIENTED STIFF PACKAGING FILM WITH SUPERIOR TEAR     Pliant Corporation
                        PROPERTIES

10/209,769              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Solutions Corporation
                        FLEXIBLE RECLOSEABLE CONTAINER

10/228,236              SCORED TAMPER EVIDENT FASTENER TAPE                     Pliant Corporation

10/232,844              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Corporation
                        FLEXIBLE RECLOSABLE CONTAINER

10/290,109              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Corporation
                        FLEXIBLE RECLOSABLE CONTAINER

10/325,483              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Corporation
                        FLEXIBLE RECLOSABLE CONTAINER

10/325,596              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Corporation
                        FLEXIBLE RECLOSABLE CONTAINER

10/351,253              FOLDOVER CONDIMENT POUCH FILMS                          Pliant Corporation

10/402,492              DOUBLE GUSSETED TAMPER EVIDENT SLIDER BAG               Pliant Corporation

 U.S. APPL. SER. NO.                           TITLE                                  OWNER
--------------------------------------------------------------------------------------------------
10/405,052              METHOD AND APPARATUS FOR PLACING A PRODUCT IN A         Pliant Corporation
                        FLEXIBLE RECLOSABLE CONTAINER

60/330,140              SLIDERS FOR RECLOSABLE CONTAINERS                       Pliant Corporation

60/389,193              PEEL SEAL TEMPER EVIDENT SLIDER BAGS                    Pliant Corporation

60/389,860              PEEL SEAL TAMPER EVIDENT BAG                            Pliant Corporation

60/411,908              CUTTING SLIDER                                          Pliant Corporation

60/439,286              SHELF LINER WITH POLYMERIC FILM SUBSTRATE               Pliant Corporation

60/446,181              ATTACHABLE CLOSURE DEVICE                               Pliant Corporation

                                                               Schedule V to the
                                              Second Priority Security Agreement

                                   TRADEMARKS

                                 [See attached]

MASTER FILE REPORT                      PCMASTER REPORTER                             21MY2003  14 46            PAGE: 1
TRADEMARKS OF PLIANT CORPORATION

                                                    CURR REG
TRADEMARK                  COUNTRY        STATUS       NO       REG DT   CURR APP NO   APP DT   CLASS  EXPIRES      CURRENT OWNER
---------                -------------  ----------  ---------  --------  -----------  --------  -----  --------  -------------------
PI AND DESIGN            United States  REGISTERED    924,927  07DE1991   72/377,625  02DE1970     16  07DE2001  PIERSON INDUSTRIES,
                                                                                                                 INC.
VERSI-PLY                United States  REGISTERED    867,561  01AP1989   72/290,644  08FE1968     16  01AP2009  PIERSON INDUSTRIES,
                                                                                                                 INC.
703DC                    United States  REGISTERED    1483437  05AP1988       679664  20AU1987     17  05AP2008  PLIANT CORPORATION
ALLIANT                  United States  INACTIVE                          76/227,249  20MR2001    016            PLIANT CORPORATION
ALLIANT                  United States  REGISTERED  2,657,111  03DE2002   76/227,813  20MR2001    020  03DE2012  PLIANT CORPORATION
ALLIANT AND DESIGN       United States  REGISTERED  2,687,393  11FE2003   76/313,927  18SE2001    016  11FE2013  PLIANT CORPORATION
ALLIANT AND DESIGN       United States  REGISTERED  2,687,392  11FE2003   76/313,926  18SE2001    020  11FE2013  PLIANT CORPORATION
ALLIANT RECLOSABLE       United States  REGISTERED  2,681,829  28JA2003   76/313,702  18SE2001    016  28JA2013  PLIANT CORPORATION
TECHNOLOGIES
ALLIANT RECLOSABLE       United States  REGISTERED  2,684,637  04FE2003   76/313,703  18SE2001     20  04FE2013  PLIANT CORPORATION
TECHNOLOGIES
ARCTICWRAP               United States  REGISTERED  1,564,492  07NO1989                            16  07NO2009  PLIANT CORPORATION
BFO                      United States  REGISTERED  1,600,830  12JE1990   73/778,909  06FE1989     17  12JE2010  PLIANT CORPORATION
BIRDTITE                 United States  FILED                             76/351,761  20DE2001     16            PLIANT CORPORATION
BLAST                    United States  REGISTERED  2,608,039  13AU2002   76/054,374  23MY2000    016  13AU2012  PLIANT CORPORATION
BLESSINGS                United States  REGISTERED  2,301,570  21DE1999   75/460,116  01AP1998     17  21DE2009  PLIANT CORPORATION
CHEEZFILM                United States  REGISTERED  1,857,675  11OC1994   74/450,529  21OC1993     16  110C2004  PLIANT CORPORATION
CHEEZFILM                United States  INACTIVE    1,404,004  05AU1986                            16  05AU2006  PLIANT CORPORATION
CHOICE-WRAP              United States  REGISTERED     857929  01OC1968   72/266/325  09MR1967     17  01OC2008  PLIANT CORPORATION
CLOUD NINE AND DESIGN    United States  REGISTERED  1,359,201  10SE1985      478,223  30AP1984     17  10SE2005  PLIANT CORPORATION
CO-EX PLASTICS           United States  REGISTERED  1,539,303  16MY1989   73/730,779  26MY1988     16  16MY2009  PLIANT CORPORATION
DP AND DESIGN            United States  REGISTERED     977946  05FE1974   72/424,331  15MY1972     17  05FE2004  PLIANT CORPORATION
DUBL-PAK                 United States  REGISTERED    852,101  09JL1968   72/215,251  29MR1965     16  09JL2008  PLIANT CORPORATION
EDIGARD                  United States  INACTIVE                          75/451,597  17MR1998     10            PLIANT CORPORATION
ELASTIFILM               United States  REGISTERED    1100744  29AU1978   73/158,208  08FE1978     16  29AU2008  PLIANT CORPORATION
ELASTIFILM ULTRA         United States  REGISTERED  2,238,366  13AP1999   75/372,639  14OC1997     16  13AP2009  PLIANT CORPORATION
FREEZENE                 United States  FILED                             76/272,245  15JE2001     17            PLIANT CORPORATION
FRY-PAK                  United States  REGISTERED    1959770  05MR1996   74/563,535  19AU1994     16  05MR2006  PLIANT CORPORATION
GROWFILM                 United States  REGISTERED    1206169  24AU1982      323,088  10AU1981     17  24AU2002  PLIANT CORPORATION
H AND DESIGN             United States  REGISTERED  2,284,747  12OC1999   75/435,760  17FE1998     17  12OC2009  PLIANT CORPORATION
H AND DESIGN             United States  REGISTERED  2,284,746  12OC1999   75/435,759  17FE1998     17  12OC2009  PLIANT CORPORATION
HL                       United States  REGISTERED  1,600,831  12JE1990   73/779,067  06FE1989     17  12JE2011  PLIANT CORPORATION

MASTER FILE REPORT                      PCMASTER REPORTER                             21MY2003  14 46            PAGE: 2
TRADEMARKS OF PLIANT CORPORATION

                                                    CURR REG
TRADEMARK                   COUNTRY       STATUS        NO      REG DT   CURR APP NO   APP DT   CLASS   EXPIRES     CURRENT OWNER
---------                -------------  ----------  ---------  --------  -----------  --------  -----  --------  -------------------
LAB SEAL                 United States  REGISTERED  2,547,349  12MR2002   76/284,688  13JL2001     09  12MR2012  PLIANT CORPORATION
MAXILENE                 United States  REGISTERED  1,267,132  14FE1984      404,687  03DE1982     17  14FE2004  PLIANT CORPORATION
OMNIFILM                 United States  REGISTERED  1,208,308  14SE1982   73/339,450  30NO1981     16  14SE2012  PLIANT CORPORATION
OPTIFRESH                United States  INACTIVE                          75/451,583  17MR1998     17            PLIANT CORPORATION
OPTX                     United States  REGISTERED  2,652,495  19NO2002   76/131,982  20SE2000     16  19NO2012  PLIANT CORPORATION
P DESIGN                 United States  REGISTERED  2,691,463  25FE2003   76/139,696  29SE2000     17  25FE2013  PLIANT CORPORATION
P DESIGN (COLORIZED)     United States  REGISTERED  2,664,147  17DE2002   76/146,413  12OC2000     17  17DE2012  PLIANT CORPORATION
P PLIANT CORPORATION
 AND DESIGN              United States  REGISTERED  2,693,866  04MR2003   76/139,697  29SE2000     17  04MR2013  PLIANT CORPORATION
P PLIANT CORPORATION
 AND DESIGN              United States  FILED                             76/146,412  12OC2000     17            PLIANT CORPORATION
P PLIANT CORPORATION
 FILMS. PA               United States  REGISTERED  2,669,886  31DE2002   76/139,698  29SE2000     17  31DE2012  PLIANT CORPORATION
P PLIANT CORPORATION
 FILMS. PA               United States  REGISTERED  2,693,875  04MR2003   76,146,414  12OC2000     17  04MR2013  PLIANT CORPORATION
PERMA-BLOCK              United States  REGISTERED  1,947,873  16JA1996   74/435,949  15SE1993     17  16JA2006  PLIANT CORPORATION
PHASE PLUS               United States  REGISTERED  1,916,417  05SE1995   74/579,970  29SE1994     16  05SE2005  PLIANT CORPORATION
PLIANT CORPORATION       United States  REGISTERED  2,560,107  09AP2002   76/049,537  16MY2000    017  09AP2012  PLIANT CORPORATION
PLYLENE                  United States  REGISTERED  1,098,786  08AU1978      147,331  04NO1977     17  08AU2008  PLIANT CORPORATION
POLLY*STAR               United States  REGISTERED  1,602,283  19JE1990   73/778,903  19JE1990     22  19MY2010  PLIANT CORPORATION
PRIME-WRAP               United States  REGISTERED     819118  22NO1966   72/239,517  24FE1966     37  22NO2006  PLIANT CORPORATION
READI-WRAP               United States  FILED                             78/193,595  11DE2002     16            PLIANT CORPORATION
RELLIANT                 United States  FILED                             76/283,422  11JL2001     26            PLIANT CORPORATION
RELLIANT                 United States  FILED                             76/283,421  11JL2001     16            PLIANT CORPORATION
RELLIANT SERIES 100      United States  INACTIVE                          76/303,636  21AU2001     20            PLIANT CORPORATION
RELLIANT SERIES 100      United States  INACTIVE                          76/303,633  21AU2001     16            PLIANT CORPORATION
RELLIANT SERIES 200      United States  FILED                             76/303,631  21AU2001     16            PLIANT CORPORATION
RELLIANT SERIES 200      United States  FILED                             76/303,632  21AU2001     20            PLIANT CORPORATION
RELLIANT SERIES 60       United States  INACTIVE                          76/303,634  21AU2001     16            PLIANT CORPORATION
RELLIANT SERIES 60       United States  FILED                             76/303,635  21AU2001     20            PLIANT CORPORATION
RELLIANT SLIDER
 TECHNOLOGIES A          United States  FILED                             76/313,555  18SE2001     20            PLIANT CORPORATION
RELLIANT SLIDER
 TECHNOLOGIES A          United States  FILED                             76/313,554  18SE2001     16            PLIANT CORPORATION

MASTER FILE REPORT                      PCMASTER REPORTER                             21MY2003  14 46            PAGE: 3
TRADEMARKS OF PLIANT CORPORATION

                                                    CURR REG
TRADEMARK                   COUNTRY       STATUS        NO      REG DT   CURR APP NO   APP DT   CLASS   EXPIRES      CURRENT OWNER
---------                -------------  ----------  ---------  --------  -----------  --------  -----  --------  -------------------
REVOLUTION               United States  FILED                             76/267,751  06JE2001    017            PLIANT CORPORATION
SECURALL                 United States  REGISTERED  1,381,419  04FE1986   73/547,573  12JL1985     17  04FE2006  PLIANT CORPORATION
SHO CASE                 United States  REGISTERED  1,678,544  10MR1992   73/779,093  06FE1989     17  10MR2012  PLIANT CORPORATION
STRATA                   United States  REGISTERED    1485267  19AP1988   73/681,751  31AU1987     17  19AP2008  PLIANT CORPORATION
TAURUS AND DESIGN        United States  INACTIVE    1,198,793  22JE1982      278,432  19SE1980     22  22JE2002  PLIANT CORPORATION
TOUGH GUARD              United States  REGISTERED     987894  09JL1974   72/460,278  14JE1973     16  09JL2004  PLIANT CORPORATION
ULTRA FREEZENE           United States  FILED                             76/272,246  15JE2001     17            PLIANT CORPORATION
UNIVOH                   United States  REGISTERED  2,077,576  08JL1997   75/149,426  13AU1996     16  08JL2007  PLIANT CORPORATION
VITAFILM                 United States  REGISTERED    422,922  20AU1946   71/479,120  29JA1945     37  20AU2006  PLIANT CORPORATION
VITAFRESH                United States  REGISTERED    1185722  12JA1982   73/247,088  07AP1980     16  12JA2012  PLIANT CORPORATION
VITASPENSER              United States  REGISTERED  2,049,615  01AP1967   74/619,153  09JA1995     20  01AP2007  PLIANT CORPORATION
VITAWRAP                 United States  REGISTERED     839152  21NO1967   72/260,546  12DE1966     16  21NO2007  PLIANT CORPORATION
WINWRAP                  United States  REGISTERED  1,882,217  07MR1995   74/487,444  07FE1994     17  07MR2005  PLIANT CORPORATION
YIELDMASTER              United States  REGISTERED  2,243,544  04MY1999                            17  04MY2009  PLIANT CORPORATION
COBRA                    United States  REGISTERED  1,516,393  13DE1988      675,861  31JL1987     17  13DE2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT                 United States  REGISTERED    998,439  19NO1974        4,205  23OC1973     16  19NO2004  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT                 United States  REGISTERED    642,136  26FE1957       13,886  13AU1956     50  26FE2007  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT                 United States  REGISTERED    630,559  10JL1956   71/699,344  02DE1955     20  10JL2006  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT (STYLIZED)      United States  REGISTERED    615,845  08NO1955   71/670,713  27JL1954     24  08NO2005  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT (STYLIZED)      United States  REGISTERED    658,898  25FE1958       26,132  13MR1957     50  25FE2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT (STYLIZED)      United States  REGISTERED    627,275  22MY1956   71/688,978  06JE1955     20  22MY2006  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT CRYSTAL CLING   United States  FILED                             78/192,656  09DE2002     16            PLIANT SOLUTIONS
                                                                                                                 CORPORATION
CON-TACT GRIP LINER      United States  REGISTERED  2,401,497  07NO2000   75/676,137  06AP1999     20  07NO2010  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECORA                   United States  INACTIVE    2,065,354  27MY1997   74/470,165  12DE1993     16  27MY2007  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECORA ART               United States  REGISTERED  2,168,574  23JE1998   75/240,720  12FE1997     16  23JE2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECORA GLASS ART         United States  REGISTERED  2,157,664  12MY1998   75/189,863  30OC1996     16  12MY2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECORA TILE ART          United States  REGISTERED  2,159,670  19MY1998   75/189,865  30OC1996     16  19MY2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECORA WALL ART          United States  REGISTERED  2,149,797  07AP1998   75/189,864  30OC1996     16  07AP2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
DECOTAC                  United States  REGISTERED  2,153,000  21AP1998  75/126,/233  27JE1996     16  21AP2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
EASYTAC                  United States  INACTIVE    1,932,035  31OC1995   74/430,443  25AU1993     16  31OC2005  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
FROSTY                   United States  REGISTERED  2,377,388  15AU2000   75/759,955  26JL1999     27  15AU2010  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
IDEAS BY THE ROOMFUL     United States  REGISTERED  2,332,543  21MR2000   75/687,506  21AP1999     16  21MR2010  PLIANT SOLUTIONS
                                                                                                                 CORPORATION

MASTER FILE REPORT                      PCMASTER REPORTER                             21MY2003  14 46            PAGE: 4
TRADEMARKS OF PLIANT CORPORATION

                                                    CURR REG
TRADEMARK                   COUNTRY       STATUS        NO      REG DT   CURR APP NO   APP DT   CLASS  EXPIRES      CURRENT OWNER
---------                -------------  ----------  ---------  --------  -----------  --------  -----  --------  -------------------
K-SEAL                   United States  REGISTERED  1,364,548  08OC1985   73/530,953  08AP1985     16  08OC2005  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
KCL                      United States  REGISTERED  1,469,023  15DE1987   73/656,457  20AP1987     16  15DE2007  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
KCL                      United States  REGISTERED  1,477,181  16FE1988      656,453  20AP1987     42  16FE2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
PEEL & STICK             United States  DOCKETED                                                                 PLIANT SOLUTIONS
                                                                                                                 CORPORATION
QUILTSOFT                United States  INACTIVE    1,556,829  19SE1989      748,381  25AU1998     17  18SE2000  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
STRIP-N-STICK            United States  INACTIVE    1,613,904  18SE1990      811,089  30JE1989     22  18SE2000  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
WALLPAPER FOR WINDOWS    United States  REGISTERED  2,376,441  15AU2000   75/404,394  12DE1997     42  15AU2010  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
WE ARE HOME              United States  REGISTERED  2,525,677  01JA2002   75/701,785  06MY1999     20  01JA2012  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
WEARLON                  United States  INACTIVE    1,813,855  28DE1993   74/280,272  28MY1992     28            PLIANT SOLUTIONS
                                                                                                                 CORPORATION
WEARLON                  United States  REGISTERED  1,869,137  27DE1994   74/415,905  22JL1993      1  27DE2004  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
WHERE TECHNOLOGY
DECORATES                United States  REGISTERED  2,178,269  04AU1998   75/300,693  30MY1997     16  04AU2008  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
ZIP N' FIT               United States  REGISTERED  1,193,625  13AP1982   73/254,295  17MR1980     17  13AP2002  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
ZIP-LIP                  United States  INACTIVE    1,727,507  27OC1992   74/163,568  06MY1991     16  27OC2002  PLIANT SOLUTIONS
                                                                                                                 CORPORATION
ZIPS                     United States  REGISTERED  1,797,375  05OC1993   74/306,672  24AU1992     16  05OC2003  PLIANT SOLUTIONS
                                                                                                                 CORPORATION

                                                                  Annex 1 to the
                                              Second Priority Security Agreement

                                    [Form Of]
                             PERFECTION CERTIFICATE

        Reference is made to (a) the Indenture dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among Pliant Corporation, a Utah corporation (the "Company"), the Guarantors and Wilmington Trust Company ("Wilmington Trust"), as trustee, (b) the Second Priority Security Agreement dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Second Priority Security Agreement"), among the Company, the Guarantors and Wilmington Trust, as collateral agent (in such capacity, the "Collateral Agent"), (c) the Second Priority Pledge Agreement dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Second Priority Pledge Agreement"), among the Company, the Subsidiary Pledgors and the Collateral Agent and (d) the Intercreditor Agreement dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Company, the Collateral Agent and the Credit Agent (as defined in the Second Priority Security Agreement). Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture or the Second Priority Security Agreement, as applicable.

        The undersigned, an Officer of the Company, hereby certifies, solely in his capacity as an Officer of the Company, on behalf of the Company, to the Collateral Agent and each other Secured Party as follows:

1. Names.

(a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth below, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e) Set forth below is the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

      Grantor                                                Organizational
      -------                                             Identification Number
                                                          ---------------------

(f) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

      Grantor                                               Federal Taxpayer
      -------                                             Identification Number
                                                          ---------------------

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth below:

                Grantor           Mailing Address         County          State
                -------           ---------------         ------          -----

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable or General Intangibles (with each location at which Chattel Paper, if any, is kept being indicated by an "*"):

                Grantor           Mailing Address         County          State
                -------           ---------------         ------          -----

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

      Grantor                                             Jurisdiction
      -------                                             ------------

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory or Equipment or other Collateral not identified above:

                Grantor           Mailing Address         County          State
                -------           ---------------         ------          -----

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

3. Intentionally Omitted.

4. File Search Reports. File search reports have been or will be obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports received to date reflect no liens against any of the Collateral other than those permitted under the Indenture.

5. UCC Filings. UCC financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures in the proper local jurisdiction, as set forth with respect to such Grantor in Schedule 5 hereto.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned by the Issuer and each Subsidiary of the Issuer. Also set forth on Schedule 7 is each equity investment of the Issuer or any Subsidiary of the Issuer that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by the Issuer and each Subsidiary of the Issuer, including all intercompany notes between the Issuer and each Subsidiary of the Issuer and each Subsidiary of the Issuer and each other such Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Issuer to any Subsidiary of the Issuer or made by any Subsidiary of the Issuer to the Issuer or to any other Subsidiary of the Issuer (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Second Priority Pledge Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Issuer or any Subsidiary of the Issuer.

10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

11. Intellectual Property. Attached hereto as Schedule 11(A) is a schedule setting forth all of each Grantor's Patents and registered Trademarks and Patent and Trademark applications, including the name of the registered owner or applicant, as applicable, and the registration or application number, as applicable, of each Patent and registered Trademark or Patent or Trademark application owned by any Grantor, in proper form for filing with the United States Patent and Trademark Office, and a schedule setting forth all of each Grantor's material Patent Licenses and material Trademark Licenses. Attached hereto as Schedule 11(B) is a schedule setting forth all of each Grantor's registered Copyrights, including the name of the registered owner and the registration number of each Copyright owned by any Grantor, in proper form for filing with the United States Copyright Office, and a schedule setting forth all of each Grantor's material Copyright Licenses that grant rights with respect to registered Copyrights.

                IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 30th day of May, 2003.

                                                     PLIANT CORPORATION,

                                                              by

                                                              Name:
                                                              Title:

                                                                  Annex 2 to the
                                              Second Priority Security Agreement

                        SUPPLEMENT NO. __ dated as of , to the Second Priority
                Security Agreement dated as of May 30, 2003, among PLIANT CORPORATION, a Utah corporation (the "Issuer"), each subsidiary of the Issuer listed on Schedule I thereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Issuer are referred to collectively herein as the "Grantors") and WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Wilmington Trust") as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                A. Reference is made to (a) the Indenture dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, the Guarantors and Wilmington Trust, (in such capacity, the "Trustee") and (b) the Intercreditor Agreement dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Issuer, the Collateral Agent and the Credit Agent.

                B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Priority Security Agreement and the Indenture.

                C. The Grantors have entered into the Second Priority Security Agreement in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes. Pursuant to Section 4.11 of the Indenture, the Company is required to cause certain of its Subsidiaries that are not Grantors to enter into this Agreement as a Grantor. Section 7.15 of the Second Priority Security Agreement provides that additional Subsidiaries of the Issuer may become Grantors under the Second Priority Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Second Priority Security Agreement as consideration for the purchase of the Notes by the Initial Purchasers.

                Accordingly, the Collateral Agent and the New Grantor agree as follows:

                Section 1. In accordance with Section 7.15 of the Second Priority Security Agreement, the New Grantor by its signature below becomes a Grantor under the Second Priority Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby
(a) agrees to all the terms and provisions of the Second Priority Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Second Priority Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Second Priority Security Agreement) of the New Grantor, subject to the provisions of the Intercreditor Agreement (as provided in Section 7.16 of the Second Priority Security Agreement). Each reference to a "Grantor" in the Second Priority Security Agreement shall be deemed to include the New Grantor. The Second Priority Security Agreement is hereby incorporated herein by reference.

                Section 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                Section 4. The New Grantor hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

                Section 5. Except as expressly supplemented hereby, the Second Priority Security Agreement shall remain in full force and effect.

                Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                Section 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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                                                                               3

                Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Second Priority Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

                Section 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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                                                                               4

                IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Second Priority Security Agreement as of the day and year first above written.

                                                    [Name of New Grantor],

                                                     by
                                                        ------------------------
                                                        Name:
                                                        Title:
                                                        Address:

                                                    WILMINGTON TRUST COMPANY, as
                                                    Collateral Agent,

                                                     by
                                                         -----------------------
                                                         Name:
                                                         Title:

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                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                              Second Priority Security Agreement

                             LOCATION OF COLLATERAL

                Description                            Location
                -----------                            --------